EXHIBIT 99.2

All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated.

(Preliminary)
                           AMERICAN EXPRESS COMPANY
                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                  (Unaudited)
(Millions)

                                             Quarters Ended                               Years Ended
                                              December 31,                                December 31,
                                          ---------------------       Percentage    ------------------------       Percentage
                                            2004        2003          Inc/(Dec)       2004           2003          Inc/(Dec)
                                          ---------   ---------       ----------    --------       ---------       ----------
Revenues
  Discount revenue                        $   2,817   $   2,432             15.8%   $ 10,249       $   8,781             16.7%
  Net investment income                         826         786              5.1       3,118           3,063              1.8
  Management and distribution fees              788         728              8.4       3,023           2,420             24.9
  Cardmember lending net finance charge
    revenue                                     560         531              5.5       2,224           2,042              8.9
  Net card fees                                 491         467              5.2       1,909           1,835              4.1
  Travel commissions and fees                   484         445              8.6       1,795           1,507             19.1
  Other commissions and fees                    616         531             16.1       2,284           1,960             16.5
  Insurance and annuity revenues                394         366              7.4       1,525           1,366             11.6
  Securitization income, net                    325         293             10.9       1,132           1,105              2.4
  Other                                         470         459              2.5       1,856           1,757              5.7
                                          ---------   ---------                     --------       ---------
    Total revenues                            7,771       7,038             10.4      29,115          25,836             12.7
                                          ---------   ---------                     --------       ---------
Expenses
  Human resources                             1,971       1,678             17.5       7,359           6,303             16.7
  Marketing, promotion, rewards
      and cardmember services                 1,472       1,166             26.3       5,083           3,901             30.3
  Provision for losses and benefits           1,162       1,164             (0.1)      4,318           4,429             (2.5)
  Interest                                      238         205             16.3         867             905             (4.1)
  Other operating expenses                    1,745       1,735              0.5       6,537           6,051              8.0
                                          ---------   ---------                     --------       ---------
    Total expenses                            6,588       5,948             10.8      24,164          21,589             11.9
                                          ---------   ---------                     --------       ---------
Pretax income before accounting change        1,183       1,090              8.6       4,951           4,247             16.6
Income tax provision                            287         314             (8.5)      1,435           1,247             15.1
                                          ---------   ---------                     --------       ---------
Income before accounting change                 896         776             15.5       3,516           3,000             17.2
Cumulative effect of accounting change,
  net of tax                                      -         (13)(B)           #          (71)(A)         (13)(B)           #
                                          ---------   ---------                     --------       ---------
Net income                                $     896   $     763             17.5    $  3,445       $   2,987             15.3
                                          =========   =========                     ========       =========

Certain prior period amounts have been reclassified to conform to current year presentation.

# - Denotes a variance of more than 100%.

Note: Fourth quarter 2004 results reflect aggregate restructuring charges of $102 million pretax ($66 million after-tax) for initiatives executed during 2004, of which $79 million was recorded in human resources and $23 million within other operating expenses. In addition, other operating expenses include a $117 million net gain recorded in the fourth quarter on the sale of AEBF's leasing product line.

(A) Reflects a $109 million non-cash pretax charge ($71 million after-tax) related to the January 1, 2004 adoption of SOP 03-1.

(B) Reflects a $20 million non-cash pretax charge ($13 million after-tax) related to the December 31, 2003 adoption of FIN 46, as revised.

(Preliminary)
                           AMERICAN EXPRESS COMPANY
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                  (Unaudited)
(Billions)

                                                           December 31,   December 31,
                                                               2004           2003
                                                           ------------   ------------
Assets
  Cash and cash equivalents                                $         10   $          6
  Accounts receivable                                                35             31
  Investments                                                        61             57
  Loans                                                              35             32
  Separate account assets                                            36             31
  Other assets                                                       16             18
                                                           ------------   ------------
    Total assets                                           $        193   $        175
                                                           ============   ============

Liabilities and Shareholders' Equity
  Separate account liabilities                             $         36   $         31
  Short-term debt                                                    14             19
  Long-term debt                                                     33             21
  Other liabilities                                                  94             89
                                                           ------------   ------------
    Total liabilities                                               177            160
                                                           ------------   ------------

  Shareholders' Equity                                               16             15
                                                           ------------   ------------
    Total liabilities and shareholders' equity             $        193   $        175
                                                           ============   ============

(Preliminary)
                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY
                                  (Unaudited)
(Millions)

                                             Quarters Ended                               Years Ended
                                              December 31,                                December 31,
                                          ---------------------       Percentage    ------------------------      Percentage
                                            2004         2003         Inc/(Dec)       2004           2003         Inc/(Dec)
                                          ---------    ---------      ----------    ---------      ---------      ----------
REVENUES
  Travel Related Services                 $   5,788    $   5,211            11.0%   $  21,578      $  19,189            12.4%
  American Express Financial Advisors         1,856        1,710             8.5        7,035          6,142            14.5
  American Express Bank                         207          205             1.1          825            801             3.0
                                          ---------    ---------                    ---------      ---------
                                              7,851        7,126            10.2       29,438         26,132            12.6
  Corporate and other, including
    adjustments and eliminations                (80)         (88)           11.0         (323)          (296)           (8.6)
                                          ---------    ---------                    ---------      ---------

CONSOLIDATED REVENUES                     $   7,771    $   7,038            10.4    $  29,115      $  25,836            12.7
                                          =========    =========                    =========      =========

PRETAX INCOME (LOSS) BEFORE ACCOUNTING
 CHANGE
  Travel Related Services                 $   1,018    $     884            15.1    $   4,117      $   3,571            15.3
  American Express Financial Advisors           248          248             0.5        1,086            859            26.5
  American Express Bank                           7           42           (83.6)         146            151            (3.1)
                                          ---------    ---------                    ---------      ---------
                                              1,273        1,174             8.5        5,349          4,581            16.8
  Corporate and other                           (90)         (84)           (7.2)        (398)          (334)          (19.4)
                                          ---------    ---------                    ---------      ---------

PRETAX INCOME BEFORE ACCOUNTING CHANGE    $   1,183    $   1,090             8.6    $   4,951      $   4,247            16.6
                                          =========    =========                    =========      =========

NET INCOME (LOSS)
  Travel Related Services                 $     729    $     606            20.2    $   2,852      $   2,430            17.4
  American Express Financial Advisors           218          182(B)         20.2          735(A)         669(B)          9.9
  American Express Bank                           6           29           (79.1)          96            102            (6.1)
                                          ---------    ---------                    ---------      ---------
                                                953          817            16.7        3,683          3,201            15.0
  Corporate and other                           (57)         (54)           (5.8)        (238)          (214)          (11.1)
                                          ---------    ---------                    ---------      ---------

NET INCOME                                $     896    $     763(B)         17.5    $   3,445(A)   $   2,987(B)         15.3
                                          =========    =========                    =========      =========

Certain prior period amounts have been reclassified to conform to current year presentation.

Note: Fourth quarter 2004 results reflect aggregate restructuring charges of $102 million pretax ($66 million after-tax) for initiatives executed during 2004, of which $79 million was recorded in human resources and $23 million within other operating expenses. In addition, other operating expenses include a $117 million net gain recorded in the fourth quarter on the sale of AEBF's leasing product line.

(A) Reflects a $109 million non-cash pretax charge ($71 million after-tax) related to the January 1, 2004 adoption of SOP 03-1.

(B) Reflects a $20 million non-cash pretax charge ($13 million after-tax) related to the December 31, 2003 adoption of FIN 46, as revised.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)
                                  (UNAUDITED)

                                                               Quarters Ended
                                                                December 31,
                                                          ----------------------       Percentage
                                                            2004          2003          Inc/(Dec)
                                                          --------      --------      ------------
EARNINGS PER COMMON SHARE

BASIC
   Income before accounting change                        $   0.72      $   0.61              18.0%

   Net income                                             $   0.72      $   0.60(B)           20.0%
                                                          ========      ========

   Average common shares outstanding (millions)              1,242         1,277              (2.7)%
                                                          ========      ========

DILUTED
   Income before accounting change                        $   0.71      $   0.60              18.3%

   Net income                                             $   0.71      $   0.59(B)           20.3%
                                                          ========      ========

   Average common shares outstanding (millions)              1,270         1,299              (2.2)%
                                                          ========      ========

Cash dividends declared per common share                  $   0.12      $   0.10              20.0%
                                                          ========      ========

                                                                Years Ended
                                                                December 31,
                                                          ----------------------       Percentage
                                                            2004          2003          Inc/(Dec)
                                                          --------      --------      ------------
EARNINGS PER COMMON SHARE

BASIC
   Income before accounting change                        $   2.79      $   2.34              19.2%

   Net income                                             $   2.74(A)   $   2.33(B)           17.6%
                                                          ========      ========

   Average common shares outstanding (millions)              1,259         1,284              (2.0)%
                                                          ========      ========

DILUTED
   Income before accounting change                        $   2.74      $   2.31              18.6%

   Net income                                             $   2.68(A)   $   2.30(B)           16.5%
                                                          ========      ========

   Average common shares outstanding (millions)              1,285         1,298              (1.0)%
                                                          ========      ========

Cash dividends declared per common share                  $   0.44      $   0.38              15.8%
                                                          ========      ========

Note: Fourth quarter 2004 results reflect aggregate restructuring charges of $102 million pretax ($66 million after-tax) for initiatives executed during 2004, of which $79 million was recorded in human resources and $23 million within other operating expenses. In addition, other operating expenses include a $117 million net gain recorded in the fourth quarter on the sale of AEBF's leasing product line.

(A) Reflects a $109 million non-cash pretax charge ($71 million after-tax), or $0.05, on a basic per share basis and $0.06 on a diluted per share basis, related to the January 1, 2004 adoption of SOP 03-1.


(B) Reflects a $20 million non-cash pretax charge ($13 million after-tax), or $0.01 per share on both a basic and diluted basis, related to the December 31, 2003 adoption of FIN 46, as revised.

                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)

                                                         Quarters Ended
                                                          December 31,
                                                     ---------------------     Percentage
                                                       2004         2003        Inc/(Dec)
                                                     --------     --------     -----------
Return on average total shareholders' equity (C)         22.0%        20.6%
Common shares outstanding (millions)                    1,249        1,284            (2.7)%
Book value per common share                          $  12.83     $  11.93              7.5%
Shareholders' equity (billions)                      $   16.0     $   15.3              4.6%

                                                         Years Ended
                                                         December 31,
                                                     ---------------------     Percentage
                                                       2004         2003        Inc/(Dec)
                                                     --------     --------     -----------
Return on average total shareholders' equity (C)         22.0%        20.6%
Common shares outstanding (millions)                    1,249        1,284            (2.7)%
Book value per common share                          $  12.83     $  11.93             7.5%
Shareholders' equity (billions)                      $   16.0     $   15.3             4.6%



(C) Computed on a trailing 12-month basis using total shareholders' equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                  (Unaudited)

(Millions)

                                                                      Quarters Ended
                                                       ---------------------------------------------
                                                        December 31,   September 30,      June 30,
                                                           2004           2004             2004
                                                       -------------   -------------   -------------
Revenues
  Discount revenue                                     $       2,817   $       2,535   $       2,529
  Net investment income                                          826             766             785
  Management and distribution fees                               788             732             724
  Cardmember lending net finance charge revenue                  560             562             561
  Net card fees                                                  491             474             472
  Travel commissions and fees                                    484             426             468
  Other commissions and fees                                     616             574             565
  Insurance and annuity revenues                                 394             389             378
  Securitization income, net                                     325             295             282
  Other                                                          470             449             468
                                                       -------------   -------------   -------------
   Total revenues                                              7,771           7,202           7,232
                                                       -------------   -------------   -------------
Expenses
  Human resources                                              1,971           1,796           1,813
  Marketing, promotion, rewards
    and cardmember services                                    1,472           1,314           1,250
  Provision for losses and benefits                            1,162           1,054           1,080
  Interest                                                       238             216             210
  Other operating expenses                                     1,745           1,568           1,613
                                                       -------------   -------------   -------------
    Total expenses                                             6,588           5,948           5,966
                                                       -------------   -------------   -------------
Pretax income before accounting change                         1,183           1,254           1,266
Income tax provision                                             287             375             390
                                                       -------------   -------------   -------------
Income before accounting change                                  896             879             876
Cumulative effect of accounting change, net of tax                 -               -               -
                                                       -------------   -------------   -------------
Net income                                             $         896   $         879   $         876
                                                       =============   =============   =============

                                                                Quarters Ended
                                                       ---------------------------------
                                                         March 31,          December 31,
                                                           2004                2003
                                                       -------------       -------------
Revenues
  Discount revenue                                     $       2,368       $       2,432
  Net investment income                                          741                 786
  Management and distribution fees                               779                 728
  Cardmember lending net finance charge revenue                  541                 531
  Net card fees                                                  472                 467
  Travel commissions and fees                                    417                 445
  Other commissions and fees                                     529                 531
  Insurance and annuity revenues                                 364                 366
  Securitization income, net                                     230                 293
  Other                                                          469                 459
                                                       -------------       -------------
    Total revenues                                             6,910               7,038
                                                       -------------       -------------
Expenses
  Human resources                                              1,779               1,678
  Marketing, promotion, rewards
    and cardmember services                                    1,047               1,166
  Provision for losses and benefits                            1,022               1,164
  Interest                                                       203                 205
  Other operating expenses                                     1,611               1,735
                                                       -------------       -------------
   Total expenses                                              5,662               5,948
                                                       -------------       -------------
Pretax income before accounting change                         1,248               1,090
Income tax provision                                             383                 314
                                                       -------------       -------------
Income before accounting change                                  865                 776
Cumulative effect of accounting change, net of tax               (71)(A)             (13)(B)
                                                       -------------       -------------
Net income                                             $         794       $         763
                                                       =============       =============

Certain prior period amounts have been reclassified to conform to current year presentation.

Note: Fourth quarter 2004 results reflect aggregate restructuring charges of $102 million pretax ($66 million after-tax) for initiatives executed during 2004, of which $79 million was recorded in human resources and $23 million within other operating expenses. In addition, other operating expenses include a $117 million net gain recorded in the fourth quarter on the sale of AEBF's leasing product line.

(A) Reflects a $109 million non-cash pretax charge ($71 million after-tax) related to the January 1, 2004 adoption of SOP 03-1.

(B) Reflects a $20 million non-cash pretax charge ($13 million after-tax) related to the December 31, 2003 adoption of FIN 46, as revised.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY
                                  (Unaudited)
(Millions)

                                                                          Quarters Ended
                                        ----------------------------------------------------------------------------------
                                        December 31,       September 30,        June 30,     March 31,        December 31,
                                            2004               2004               2004         2004               2003
                                        ------------       -------------       ----------    ----------       ------------
REVENUES
  Travel Related Services               $      5,788       $       5,362       $    5,378    $    5,050       $      5,211
  American Express Financial Advisors          1,856               1,714            1,737         1,728              1,710
  American Express Bank                          207                 205              203           210                205
                                        ------------       -------------       ----------    ----------       ------------
                                               7,851               7,281            7,318         6,988              7,126
  Corporate and other,
    including adjustments and
    eliminations                                 (80)                (79)             (86)          (78)               (88)
                                        ------------       -------------       ----------    ----------       ------------

CONSOLIDATED REVENUES                   $      7,771       $       7,202       $    7,232    $    6,910       $      7,038
                                        ============       =============       ==========    ==========       ============

PRETAX INCOME (LOSS) BEFORE
  ACCOUNTING CHANGE
  Travel Related Services               $      1,018       $       1,047       $    1,079    $      973       $        884
  American Express Financial Advisors            248                 257              264           317                248
  American Express Bank                            7                  49               42            48                 42
                                        ------------       -------------       ----------    ----------       ------------
                                               1,273               1,353            1,385         1,338              1,174
  Corporate and other                            (90)                (99)            (119)          (90)               (84)
                                        ------------       -------------       ----------    ----------       ------------
PRETAX INCOME BEFORE ACCOUNTING
  CHANGE                                $      1,183       $       1,254       $    1,266    $    1,248       $      1,090
                                        ============       =============       ==========    ==========       ============

NET INCOME (LOSS)
  Travel Related Services               $        729       $         726       $      732    $      665       $        606
  American Express Financial Advisors            218                 186              174           157(A)             182(B)
  American Express Bank                            6                  32               28            30                 29
                                        ------------       -------------       ----------    ----------       ------------
                                                 953                 944              934           852                817
  Corporate and other                            (57)                (65)             (58)          (58)               (54)
                                        ------------       -------------       ----------    ----------       ------------

NET INCOME                              $        896       $         879       $      876    $      794(A)    $        763(B)
                                        ============       =============       ==========    ==========       ============

Certain prior period amounts have been reclassified to conform to current year presentation.

Note: Fourth quarter 2004 results reflect aggregate restructuring charges of $102 million pretax ($66 million after-tax) for initiatives executed during 2004, of which $79 million was recorded in human resources and $23 million within other operating expenses. In addition, other operating expenses include a $117 million net gain recorded in the fourth quarter on the sale of AEBF's leasing product line.

(A) Reflects a $109 million non-cash pretax charge ($71 million after-tax) related to the January 1, 2004 adoption of SOP 03-1.

(B) Reflects a $20 million non-cash pretax charge ($13 million after-tax) related to the December 31, 2003 adoption of FIN 46, as revised.

(Preliminary)
                            AMERICAN EXPRESS COMPANY
                          FINANCIAL SUMMARY (CONTINUED)
                                   (Unaudited)

                                                                        Quarters Ended
                                        -------------------------------------------------------------------------------
                                        December 31,      September 30,       June 30,     March 31,       December 31,
                                            2004              2004              2004         2004              2003
                                        ------------      -------------      ----------    ----------      ------------
EARNINGS PER COMMON SHARE

BASIC
      Income before accounting change   $       0.72      $        0.70      $     0.69    $     0.68      $       0.61

      Net income                        $       0.72      $        0.70      $     0.69    $     0.62(A)   $       0.60(B)
                                        ============      =============      ==========    ==========      ============

      Average common shares
        outstanding (millions)                 1,242              1,251           1,263         1,277             1,277
                                        ============      =============      ==========    ==========      ============

DILUTED
      Income before accounting change   $       0.71      $        0.69      $     0.68    $     0.66      $       0.60

      Net income                        $       0.71      $        0.69      $     0.68    $     0.61(A)   $       0.59(B)
                                        ============      =============      ==========    ==========      ============

      Average common shares
        outstanding (millions)                 1,270              1,275           1,288         1,305             1,299
                                        ============      =============      ==========    ==========      ============

Cash dividends declared per common
  share                                 $       0.12      $        0.12      $     0.10    $     0.10      $       0.10
                                        ============      =============      ==========    ==========      ============

                        SELECTED STATISTICAL INFORMATION
                                   (Unaudited)

                                                                        Quarters Ended
                                        -------------------------------------------------------------------------------
                                        December 31,      September 30,       June 30,     March 31,       December 31,
                                            2004              2004             2004          2004             2003
                                        ------------      -------------      ----------    ----------      ------------
Return on average total shareholders'
  equity (C)                                    22.0%              21.5%           21.2%         20.7%             20.6%
Common shares outstanding (millions)           1,249              1,255           1,267         1,281             1,284
Book value per common share             $      12.83      $       12.62      $    11.96    $    12.30      $      11.93
Shareholders' equity (billions)         $       16.0      $        15.8      $     15.2    $     15.7      $       15.3

Note: Fourth quarter 2004 results reflect aggregate restructuring charges of $102 million pretax ($66 million after-tax) for initiatives executed during 2004, of which $79 million was recorded in human resources and $23 million within other operating expenses. In addition, other operating expenses include a $117 million net gain recorded in the fourth quarter on the sale of AEBF's leasing product line.

(A) Reflects a $109 million non-cash pretax charge ($71 million after-tax), or $0.06 on a basic per share basis and $0.05 on a diluted per share basis, related to the January 1, 2004 adoption of SOP 03-1.

(B) Reflects a $20 million non-cash pretax charge ($13 million after-tax), or $0.01 per share on both a basic and diluted basis, related to the December 31, 2003 adoption of FIN 46, as revised.

(C) Computed on a trailing 12-month basis using total shareholders' equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)
                             TRAVEL RELATED SERVICES
                              STATEMENTS OF INCOME
                                   (Unaudited)
(Millions)

                                             Quarters Ended                                     Years Ended
                                              December 31,                                      December 31,
                                       --------------------------      Percentage       --------------------------      Percentage
                                          2004            2003          Inc/(Dec)          2004            2003          Inc/(Dec)
                                       ----------      ----------      ----------       ----------      ----------      ----------
Net revenues:
  Discount revenue                     $    2,817      $    2,432            15.8%      $   10,249      $    8,781            16.7%
  Lending:
    Finance charge revenue                    716             654             9.4            2,795           2,525            10.7
    Interest expense                          156             123            26.1              571             483            18.1
                                       ----------      ----------                       ----------      ----------
      Net finance charge revenue              560             531             5.5            2,224           2,042             8.9
  Net card fees                               491             467             5.2            1,909           1,835             4.1
  Travel commissions and fees                 484             445             8.6            1,795           1,507            19.1
  Other commissions and fees                  606             515            17.5            2,230           1,901            17.3
  Travelers Cheque investment income           94              93             1.0              378             367             2.9
  Securitization income, net                  325             293            10.9            1,132           1,105             2.4
  Other revenues                              411             435            (5.5)           1,661           1,651             0.6
                                       ----------      ----------                       ----------      ----------
        Total net revenues                  5,788           5,211            11.0           21,578          19,189            12.4
                                       ----------      ----------                       ----------      ----------
Expenses:
  Marketing, promotion, rewards
    and cardmember services                 1,416           1,141            24.1            4,944           3,814            29.6
  Provision for losses and claims:
    Charge card                               240             227             5.3              833             853            (2.4)
    Lending                                   296             330           (10.4)           1,130           1,218            (7.2)
    Other                                      30              28             6.0              176             127            38.4
                                       ----------      ----------                       ----------      ----------
      Total                                   566             585            (3.5)           2,139           2,198            (2.7)
  Charge card interest expense                196             187             4.9              713             786            (9.2)
  Human resources                           1,169           1,003            16.6            4,389           3,822            14.8
  Other operating expenses:
    Professional services                     619             567             9.2            2,101           1,958             7.3
    Occupancy and equipment                   366             371            (1.3)           1,300           1,199             8.4
    Communications                            118             116             1.6              465             452             2.8
    Other                                     320             357           (10.4)           1,410           1,389             1.5
                                       ----------      ----------                       ----------      ----------
      Total                                 1,423           1,411             0.8            5,276           4,998             5.5
                                       ----------      ----------                       ----------      ----------
        Total expenses                      4,770           4,327            10.2           17,461          15,618            11.8
                                       ----------      ----------                       ----------      ----------
Pretax income                               1,018             884            15.1            4,117           3,571            15.3
Income tax provision                          289             278             4.0            1,265           1,141            10.9
                                       ----------      ----------                       ----------      ----------
Net income                             $      729      $      606            20.2       $    2,852      $    2,430            17.4
                                       ==========      ==========                       ==========      ==========

Note: Fourth quarter 2004 results reflect aggregate restructuring charges of $64 million pretax ($42 million after-tax) for initiatives executed during 2004, of which $46 million was recorded in human resources and $18 million within other operating expenses. In addition, other operating expenses include a $117 million net gain recorded in the fourth quarter on the sale of AEBF's leasing product line.

(Preliminary)

                             TRAVEL RELATED SERVICES
                         SELECTED FINANCIAL INFORMATION
                                   (Unaudited)

Quarters Ended December 31,
(Millions)

                                              GAAP Basis
                                      --------------------------       Percentage
                                         2004            2003           Inc/(Dec)
                                      ----------      ----------       ----------
Net revenues:
  Discount revenue                    $    2,817      $    2,432             15.8%
  Lending:
    Finance charge revenue                   716             654              9.4
    Interest expense                         156             123             26.1
                                      ----------      ----------
      Net finance charge revenue             560             531              5.5
  Net card fees                              491             467              5.2
  Travel commissions and fees                484             445              8.6
  Other commissions and
    fees                                     606             515             17.5
  Travelers Cheque
    investment income                         94              93              1.0
  Securitization income, net                 325             293             10.9
  Other revenues                             411             435             (5.5)
                                      ----------      ----------
        Total net revenues                 5,788           5,211             11.0
                                      ----------      ----------
Expenses:
  Marketing, promotion,
    rewards and cardmember services        1,416           1,141             24.1
  Provision for losses and claims:
    Charge card                              240             227              5.3
    Lending                                  296             330            (10.4)
    Other                                     30              28              6.0
                                      ----------      ----------
      Total                                  566             585             (3.5)
  Charge card interest expense               196             187              4.9
  Human resources                          1,169           1,003             16.6
  Other operating expenses:
    Professional services                    619             567              9.2
    Occupancy and equipment                  366             371             (1.3)
    Communications                           118             116              1.6
    Other                                    320             357            (10.4)
                                      ----------      ----------
      Total                                1,423           1,411              0.8
                                      ----------      ----------
        Total expenses                     4,770           4,327             10.2
                                      ----------      ----------
Pretax income                              1,018             884             15.1
Income tax provision                         289             278              4.0
                                      ----------      ----------
Net income                            $      729      $      606             20.2
                                      ==========      ==========

                                         Securitization Effect                Managed Basis
                                      ---------------------------       --------------------------      Percentage
                                         2004             2003             2004            2003         Inc/(Dec)
                                      ----------       ----------       ----------      ----------      ----------
Net revenues:
  Discount revenue
  Lending:
    Finance charge revenue            $      621       $      532       $    1,337      $    1,186            12.7%
    Interest expense                         132               84              288             207            37.8
                                      ----------       ----------       ----------      ----------
      Net finance charge revenue             489              448            1,049             979             7.3
  Net card fees
  Travel commissions and fees
  Other commissions and fees                  54               53              660             568            16.1
  Travelers Cheque
    investment income
  Securitization income, net                (325)            (293)               -               -               -
  Other revenues
                                      ----------       ----------       ----------      ----------
        Total net revenues                   218              208            6,006           5,419            10.8
                                      ----------       ----------       ----------      ----------
Expenses:
  Marketing, promotion,
    rewards and cardmember services
  Provision for losses and claims:
    Charge card
    Lending                                  218              208              514             538            (4.5)
    Other
                                      ----------       ----------       ----------      ----------
      Total                                  218              208              784             793            (1.3)
  Charge card interest expense
  Human resources
  Other operating expenses:
    Professional services
    Occupancy and equipment
    Communications
    Other
      Total
                                      ----------       ----------       ----------      ----------
        Total expenses                $      218       $      208       $    4,988      $    4,535            10.0
                                      ----------       ----------       ----------      ----------
Pretax income
Income tax provision
Net income

Note: Fourth quarter 2004 results reflect aggregate restructuring charges of $64 million pretax ($42 million after-tax) for initiatives executed during 2004, of which $46 million was recorded in human resources and $18 million within other operating expenses. In addition, other operating expenses include a $117 million net gain recorded in the fourth quarter on the sale of AEBF's leasing product line.

Securitization income, net represents the non-credit provision components of the net gains and charges from securitization activities, the amortization and related impairment charges, if any, of the related interest-only strip, excess spread related to securitized loans, net finance charge revenue on retained interests in securitized loans and servicing income, net of related discounts or fees. Management views any net gains from securitizations as discretionary benefits to be used for card acquisition expenses, which are reflected in both marketing, promotion, rewards and cardmember services expenses and other operating expenses. There were no new securitizations during the quarters ended December 31, 2004 and 2003.

(Preliminary)
                            TRAVEL RELATED SERVICES
                        SELECTED FINANCIAL INFORMATION
                                  (Unaudited)
Years Ended December 31,
(Millions)

                                          GAAP Basis                       Securitization Effect
                                    ---------------------   Percentage     ----------------------
                                      2004        2003       Inc/(Dec)        2004         2003
                                    ---------   ---------   -----------    ---------    ---------
Net revenues:
  Discount revenue                  $  10,249   $   8,781          16.7%
  Lending:
    Finance charge revenue              2,795       2,525          10.7    $   2,222    $   2,172
    Interest expense                      571         483          18.1          384          317
                                    ---------   ---------                  ---------    ---------
      Net finance charge revenue        2,224       2,042           8.9        1,838        1,855
  Net card fees                         1,909       1,835           4.1
  Travel commissions and fees           1,795       1,507          19.1
  Other commissions and fees            2,230       1,901          17.3          210          193
  Travelers Cheque investment
    income                                378         367           2.9
  Securitization income, net            1,132       1,105           2.4       (1,132)      (1,105)
  Other revenues                        1,661       1,651           0.6
                                    ---------   ---------                  ---------    ---------
        Total net revenues             21,578      19,189          12.4          916          943
                                    ---------   ---------                  ---------    ---------
Expenses:
  Marketing, promotion, rewards
    and cardmember services             4,944       3,814          29.6          (16)         (74)
  Provision for losses and
    claims:
    Charge card                           833         853          (2.4)
    Lending                             1,130       1,218          (7.2)         942        1,067
    Other                                 176         127          38.4
                                    ---------   ---------                  ---------    ---------
      Total                             2,139       2,198          (2.7)         942        1,067
  Charge card interest expense            713         786          (9.2)
  Human resources                       4,389       3,822          14.8
  Other operating expenses:
    Professional services               2,101       1,958           7.3
    Occupancy and equipment             1,300       1,199           8.4
    Communications                        465         452           2.8
    Other                               1,410       1,389           1.5          (10)         (50)
                                    ---------   ---------                  ---------    ---------
      Total                             5,276       4,998           5.5          (10)         (50)
                                    ---------   ---------                  ---------    ---------
        Total expenses                 17,461      15,618          11.8          916          943
                                    ---------   ---------                  ---------    ---------
Pretax income                           4,117       3,571          15.3
Income tax provision                    1,265       1,141          10.9
                                    ---------   ---------
Net income                          $   2,852   $   2,430          17.4
                                    =========   =========

                                      Managed Basis
                                   -------------------     Percentage
                                     2004       2003       Inc/(Dec)
                                   --------   --------    -----------
Net revenues:
  Discount revenue
  Lending:
    Finance charge revenue         $  5,017   $  4,697            6.8%
    Interest expense                    955        800           19.3
                                   --------   --------
      Net finance charge revenue      4,062      3,897            4.3
  Net card fees
  Travel commissions and fees
  Other commissions and fees          2,440      2,094           16.5
  Travelers Cheque investment
    income
  Securitization income, net              -          -              -
  Other revenues
                                   --------   --------
        Total net revenues           22,494     20,132           11.7
                                   --------   --------
Expenses:
  Marketing, promotion, rewards
    and cardmember services           4,928      3,740           31.8
  Provision for losses and
    claims:
    Charge card
    Lending                           2,072      2,285           (9.4)
    Other
                                   --------   --------
      Total                           3,081      3,265           (5.7)
  Charge card interest expense
  Human resources
  Other operating expenses:
    Professional services
    Occupancy and equipment
    Communications
    Other                             1,400      1,339            4.5
                                   --------   --------
      Total                           5,266      4,948            6.4
                                   --------   --------
        Total expenses               18,377     16,561           11.0
                                   --------   --------
Pretax income
Income tax provision
Net income

Note: Fourth quarter 2004 results reflect aggregate restructuring charges of $64 million pretax ($42 million after-tax) for initiatives executed during 2004, of which $46 million was recorded in human resources and $18 million within other operating expenses. In addition, other operating expenses include a $117 million net gain recorded in the fourth quarter on the sale of AEBF's leasing product line.

Securitization income, net represents the non-credit provision components of the net gains and charges from securitization activities, the amortization and related impairment charges, if any, of the related interest-only strip, excess spread related to securitized loans, net finance charge revenue on retained interests in securitized loans and servicing income, net of related discounts or fees. Management views any net gains from securitizations as discretionary benefits to be used for card acquisition expenses, which are reflected in both marketing, promotion, rewards and cardmember services expenses and other operating expenses. Consequently, the managed Selected Financial Information above for the years ended December 31, 2004 and 2003 assumes that gains from new issuances and charges from the amortization and maturities of outstanding lending securitization transactions of $26 million and $124 million, respectively, are offset by higher marketing, promotion, rewards and cardmember services expenses of $16 million and $74 million, respectively, and other operating expenses of $10 million and $50 million, respectively. Accordingly, the incremental expenses, as well as the impact of this net activity, have been eliminated.

(Preliminary)
                            TRAVEL RELATED SERVICES
                        SELECTED FINANCIAL INFORMATION
                                  (Unaudited)
Quarters Ended
(Millions)

                                                       GAAP Basis                          Securitization Effect
                                       ---------------------------------------   -----------------------------------------
                                       September 30,    June 30,     March 31,   September 30,    June 30,       March 31,
                                           2004          2004          2004          2004           2004           2004
                                       -------------   ----------   ----------   -------------    ----------    ----------
Net revenues:
  Discount revenue                     $       2,535   $    2,529   $    2,368
  Lending:
    Finance charge revenue                       714          697          668   $         573    $      489    $      539
    Interest expense                             152          136          127             108            61            83
                                       -------------   ----------   ----------   -------------    ----------    ----------
      Net finance charge revenue                 562          561          541             465           428           456
  Net card fees                                  474          472          472
  Travel commissions and fees                    426          468          417
  Other commissions and fees                     563          551          510              53            50            53
  Travelers Cheque investment income              96           95           93
  Securitization income, net                     295          282          230            (295)         (282)         (230)
  Other revenues                                 411          420          419
                                       -------------   ----------   ----------   -------------    ----------    ----------
        Total net revenues                     5,362        5,378        5,050             223           196           279
                                       -------------   ----------   ----------   -------------    ----------    ----------
Expenses:
  Marketing, promotion, rewards
      and cardmember services                  1,280        1,225        1,023              (6)           (6)           (4)
  Provision for losses and claims:
    Charge card                                  206          189          198
    Lending                                      233          314          287             232           205           287
    Other                                         84           33           29
                                       -------------   ----------   ----------   -------------    ----------    ----------
      Total                                      523          536          514             232           205           287
  Charge card interest expense                   174          175          168
  Human resources                              1,074        1,081        1,065
  Other operating expenses:
    Professional services                        525          488          469
    Occupancy and equipment                      313          313          308
    Communications                               112          114          121
    Other                                        314          367          409              (3)           (3)           (4)
                                       -------------   ----------   ----------   -------------    ----------    ----------
      Total                                    1,264        1,282        1,307              (3)           (3)           (4)
                                       -------------   ----------   ----------   -------------    ----------    ----------
        Total expenses                         4,315        4,299        4,077   $         223    $      196    $      279
                                       -------------   ----------   ----------   -------------    ----------    ----------
Pretax income                                  1,047        1,079          973
Income tax provision                             321          347          308
                                       -------------   ----------   ----------
Net income                             $         726   $      732   $      665
                                       =============   ==========   ==========

                                                      Managed Basis
                                       ---------------------------------------
                                       September 30,    June 30,     March 31,
                                           2004           2004         2004
                                       -------------   ----------   ----------
Net revenues:
  Discount revenue
  Lending:
    Finance charge revenue             $       1,287   $    1,186   $    1,207
    Interest expense                             260          197          210
                                       -------------   ----------   ----------
      Net finance charge revenue               1,027          989          997
  Net card fees
  Travel commissions and fees
  Other commissions and fees                     616          601          563
  Travelers Cheque investment income
  Securitization income, net                       -            -            -
  Other revenues
                                       -------------   ----------   ----------
        Total net revenues                     5,585        5,574        5,329
                                       -------------   ----------   ----------
Expenses:
  Marketing, promotion, rewards
      and cardmember services                  1,274        1,219        1,019
  Provision for losses and claims:
    Charge card
    Lending                                      465          519          574
    Other
                                       -------------   ----------   ----------
      Total                                      755          741          801
  Charge card interest expense
  Human resources
  Other operating expenses:
    Professional services
    Occupancy and equipment
    Communications
    Other                                        311          364          405
                                       -------------   ----------   ----------
      Total                                    1,261        1,279        1,303
                                       -------------   ----------   ----------
        Total expenses                 $       4,538   $    4,495   $    4,356
                                       -------------   ----------   ----------
Pretax income
Income tax provision
Net income

Securitization income, net represents the non-credit provision components of the net gains and charges from securitization activities, the amortization and related impairment charges, if any, of the related interest-only strip, excess spread related to securitized loans, net finance charge revenue on retained interests in securitized loans and servicing income, net of related discounts or fees. Management views any net gains from securitizations as discretionary benefits to be used for card acquisition expenses, which are reflected in both marketing, promotion, rewards and cardmember services expenses and other operating expenses. Consequently, the managed Selected Financial Information above for the quarters ended September 30, 2004, June 30, 2004 and March 31, 2004 assumes that gains from new issuances and charges from the amortization and maturities of outstanding lending securitization transactions of $9 million, $9 million and $8 million, respectively, are offset by higher marketing, promotion, rewards and cardmember services expenses of $6 million, $6 million and $4 million, respectively, and other operating expenses of $3 million, $3 million and $4 million, respectively. Accordingly, the incremental expenses, as well as the impact of this net activity, have been eliminated.

(Preliminary)
                            TRAVEL RELATED SERVICES
                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)

(Billions, except percentages and where indicated)

                                                      Quarters Ended                         Years Ended
                                                       December 31,                          December 31,
                                                   --------------------    Percentage    --------------------    Percentage
                                                     2004        2003      Inc/(Dec)       2004        2003      Inc/(Dec)
                                                   --------    --------    ----------    --------    --------    ----------
Total cards-in-force (millions) (A):
  United States                                        39.9        36.4           9.5%       39.9        36.4           9.5%
  Outside the United States                            25.5        24.1           5.9        25.5        24.1           5.9
                                                   --------    --------                  --------    --------
      Total                                            65.4        60.5           8.1        65.4        60.5           8.1
                                                   ========    ========                  ========    ========
Basic cards-in-force (millions):
  United States                                        30.6        27.7          10.4%       30.6        27.7          10.4%
  Outside the United States                            21.0        19.9           5.4        21.0        19.9           5.4
                                                   --------    --------                  --------    --------
      Total                                            51.6        47.6           8.4        51.6        47.6           8.4
                                                   ========    ========                  ========    ========
Card billed business:
  United States                                    $   83.4    $   72.3          15.3%   $  304.8    $  262.1          16.3%
  Outside the United States                            32.1        26.2          22.9       111.3        90.1          23.6
                                                   --------    --------                  --------    --------
      Total                                        $  115.5    $   98.5          17.3    $  416.1    $  352.2          18.1
                                                   ========    ========                  ========    ========

Average discount rate (A)                              2.54%       2.56%                     2.56%       2.59%
Average basic cardmember spending (dollars) (A)    $  2,589    $  2,314          11.9%   $  9,460    $  8,367          13.1%
Average fee per card  - managed (dollars) (A)      $     35    $     35             -%   $     34    $     35          (2.9)%
Travel sales                                       $    5.3    $    4.7          14.3%   $   19.9    $   16.0          24.9%
  Travel commissions and fees/sales (B)                 9.1%        9.5%                      9.0%        9.4%
Travelers Cheque and prepaid products:
  Sales                                            $    4.9    $    4.7           5.3%   $   19.9    $   19.2           3.5%
  Average outstanding                              $    7.0    $    6.6           4.9%   $    7.0    $    6.6           4.7%
  Average investments                              $    7.6    $    7.1           6.7%   $    7.5    $    7.1           5.7%
  Investment yield                                      5.4%        5.5%                      5.4%        5.4%
  Tax equivalent yield                                  8.3%        8.4%                      8.4%        8.4%
Total debt                                         $   45.4    $   38.4          18.1%   $   45.4    $   38.4          18.1%
Shareholder's equity                               $    8.8    $    7.9          11.2%   $    8.8    $    7.9          11.2%
Return on average total shareholder's equity (C)       33.4%       31.3%                     33.4%       31.3%
Return on average total assets (D)                      3.5%        3.4%                      3.5%        3.4%

(A) Cards-in-force include proprietary cards and cards issued under network partnership agreements both within and outside the United States. Average discount rate, average basic cardmember spending and average fee per card are computed from proprietary card activities only.

(B) Computed from information provided herein.

(C) Computed on a trailing 12-month basis using total shareholder's equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(D) Computed on a trailing 12-month basis using total assets as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)
                            TRAVEL RELATED SERVICES
                 SELECTED STATISTICAL INFORMATION (CONTINUED)
                                  (Unaudited)

(Billions, except percentages and where indicated)

                                              Quarters Ended                           Years Ended
                                               December 31,                            December 31,
                                           ---------------------     Percentage     ---------------------     Percentage
                                             2004         2003       Inc/(Dec)        2004         2003       Inc/(Dec)
                                           --------     --------     ----------     --------     --------     ----------
Worldwide charge card receivables:
  Total receivables                        $   31.1     $   28.4            9.4%    $   31.1     $   28.4            9.4%
  90 days past due as a % of total              1.8%         1.9%                        1.8%         1.9%
  Loss reserves (millions)                 $    806     $    916          (12.0)%   $    806     $    916          (12.0)%
    % of receivables                            2.6%         3.2%                        2.6%         3.2%
    % of 90 days past due                       146%         171%                        146%         171%
  Net loss ratio as a % of charge volume       0.25%        0.27%                       0.26%        0.28%

Worldwide lending - owned basis:
  Total loans                              $   26.9     $   25.8            4.1%    $   26.9     $   25.8            4.1%
  Past due loans as a % of total:
    30-89 days                                  1.5%         1.6%                        1.5%         1.6%
    90+ days                                    0.9%         1.1%                        0.9%         1.1%
  Loss reserves (millions):
    Beginning balance                      $  1,008     $    938            7.5%    $    998     $  1,030           (3.1)%
      Provision                                 272          304          (10.4)       1,016        1,121           (9.4)
      Net charge-offs                          (254)        (275)           7.9       (1,040)      (1,148)           9.5
      Other                                     (54)          31             #            (2)          (5)         (41.4)
                                           --------     --------                    --------     --------
    Ending balance                         $    972     $    998           (2.6)    $    972     $    998           (2.6)
                                           ========     ========                    ========     ========
    % of loans                                  3.6%         3.9%                        3.6%         3.9%
    % of past due                               151%         146%                        151%         145%
  Average loans                            $   26.2     $   23.8            9.8%    $   25.9     $   22.6           14.5%
  Net write-off rate                            3.9%         4.6%                        4.0%         5.1%
  Net interest yield                            9.3%         9.6%                        9.3%         9.8%

Worldwide lending - managed basis:
  Total loans                              $   47.2     $   45.3            4.0%    $   47.2     $   45.3            4.0%
  Past due loans as a % of total:
    30-89 days                                  1.5%         1.6%                        1.5%         1.6%
    90+ days                                    0.9%         1.1%                        0.9%         1.1%
  Loss reserves (millions):
    Beginning balance                      $  1,537     $  1,519            1.2%    $  1,541     $  1,529            0.8%
      Provision                                 463          511           (9.4)       1,931        2,188          (11.8)
      Net charge-offs                          (471)        (520)           9.5       (1,957)      (2,171)           9.9
      Other                                     (54)          31             #           (40)          (5)            #
                                           --------     --------                    --------     --------
    Ending balance                         $  1,475     $  1,541           (4.3)    $  1,475     $  1,541           (4.3)
                                           ========     ========                    ========     ========
    % of loans                                  3.1%         3.4%                        3.1%         3.4%
    % of past due                               129%         127%                        129%         127%
  Average loans                            $   46.5     $   43.3            7.2%    $   45.4     $   41.6            9.2%
  Net write-off rate                            4.1%         4.8%                        4.3%         5.2%
  Net interest yield                            8.5%         8.7%                        8.6%         9.1%

# - Denotes a variance of more than 100%.

(Preliminary)
                            TRAVEL RELATED SERVICES
                             STATEMENTS OF INCOME
                                  (Unaudited)
(Millions)

                                                                      Quarters Ended
                                       -----------------------------------------------------------------------------
                                       December 31,    September 30,     June 30,        March 31,     December 31,
                                           2004             2004           2004             2004           2003
                                       -------------   -------------   -------------   -------------   -------------
Net revenues:
  Discount revenue                     $       2,817   $       2,535   $       2,529   $       2,368   $       2,432
  Lending:
    Finance charge revenue                       716             714             697             668             654
    Interest expense                             156             152             136             127             123
                                       -------------   -------------   -------------   -------------   -------------
      Net finance charge revenue                 560             562             561             541             531
  Net card fees                                  491             474             472             472             467
  Travel commissions and fees                    484             426             468             417             445
  Other commissions and fees                     606             563             551             510             515
  Travelers Cheque investment income              94              96              95              93              93
  Securitization income, net                     325             295             282             230             293
  Other                                          411             411             420             419             435
                                       -------------   -------------   -------------   -------------   -------------
        Total net revenues                     5,788           5,362           5,378           5,050           5,211
                                       -------------   -------------   -------------   -------------   -------------
Expenses:
  Marketing, promotion, rewards
    and cardmember services                    1,416           1,280           1,225           1,023           1,141
  Provision for losses and claims:
    Charge card                                  240             206             189             198             227
    Lending                                      296             233             314             287             330
    Other                                         30              84              33              29              28
                                       -------------   -------------   -------------   -------------   -------------
      Total                                      566             523             536             514             585
  Charge card interest expense                   196             174             175             168             187
  Human resources                              1,169           1,074           1,081           1,065           1,003
  Other operating expenses:
    Professional services                        619             525             488             469             567
    Occupancy and equipment                      366             313             313             308             371
    Communications                               118             112             114             121             116
    Other                                        320             314             367             409             357
                                       -------------   -------------   -------------   -------------   -------------
      Total                                    1,423           1,264           1,282           1,307           1,411
                                       -------------   -------------   -------------   -------------   -------------
        Total expenses                         4,770           4,315           4,299           4,077           4,327
                                       -------------   -------------   -------------   -------------   -------------
Pretax income                                  1,018           1,047           1,079             973             884
Income tax provision                             289             321             347             308             278
                                       -------------   -------------   -------------   -------------   -------------
Net income                             $         729   $         726   $         732   $         665   $         606
                                       =============   =============   =============   =============   =============

Note: Fourth quarter 2004 results reflect aggregate restructuring charges of $64 million pretax ($42 million after-tax) for initiatives executed during 2004, of which $46 million was recorded in human resources and $18 million within other operating expenses. In addition, other operating expenses include a $117 million net gain recorded in the fourth quarter on the sale of AEBF's leasing product line.

(Preliminary)
                            TRAVEL RELATED SERVICES
                      SELECTED MANAGED BASIS INFORMATION
                                  (Unaudited)

(Millions)

                                                                   Quarters Ended
                                    -----------------------------------------------------------------------------
                                    December 31,    September 30,     June 30,        March 31,     December 31,
                                        2004             2004           2004             2004           2003
                                    -------------   -------------   -------------   -------------   -------------
Lending finance charge revenue      $       1,337   $       1,287   $       1,186   $       1,207   $       1,186
Lending interest expense                      288             260             197             210             207
Other commissions and fees                    660             616             601             563             568
Marketing, promotion, rewards
  and cardmember services                   1,416           1,274           1,219           1,019           1,141
Lending provision                             514             465             519             574             538
Other operating expenses                      320             311             364             405             357

Note: See prior page for comparable GAAP measures.

(Preliminary)
                            TRAVEL RELATED SERVICES
                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)

(Billions, except percentages and where indicated)

                                                                        Quarters Ended
                                       ---------------------------------------------------------------------------------
                                       December 31,     September 30,      June 30,         March 31,      December 31,
                                           2004              2004            2004             2004             2003
                                       -------------    -------------    -------------    -------------    -------------
Total cards-in-force (millions) (A):
  United States                                 39.9             38.0             37.5             37.0             36.4
  Outside the United States                     25.5             25.3             25.0             24.6             24.1
                                       -------------    -------------    -------------    -------------    -------------
      Total                                     65.4             63.3             62.5             61.6             60.5
                                       =============    =============    =============    =============    =============
Basic cards-in-force (millions):
  United States                                 30.6             28.9             28.5             28.1             27.7
  Outside the United States                     21.0             20.8             20.8             20.4             19.9
                                       -------------    -------------    -------------    -------------    -------------
      Total                                     51.6             49.7             49.3             48.5             47.6
                                       =============    =============    =============    =============    =============
Card billed business:
  United States                        $        83.4    $        75.6    $        75.7    $        70.1    $        72.3
  Outside the United States                     32.1             27.2             26.7             25.3             26.2
                                       -------------    -------------    -------------    -------------    -------------
      Total                            $       115.5    $       102.8    $       102.4    $        95.4    $        98.5
                                       =============    =============    =============    =============    =============

Average discount rate (A)                       2.54%            2.57%            2.56%            2.59%            2.56%
Average basic cardmember spending
  (dollars) (A)                        $       2,589    $       2,330    $       2,339    $       2,202    $       2,314
Average fee per card - managed
  (dollars) (A)                        $          35    $          34    $          34    $          35    $          35
Travel sales                           $         5.3    $         4.6    $         5.2    $         4.8    $         4.7
  Travel commissions and
    fees/sales (B)                               9.1%             9.2%             9.0%             8.7%             9.5%
Travelers Cheque and prepaid
  products:
  Sales                                $         4.9    $         5.8    $         4.8    $         4.4    $         4.7
  Average outstanding                  $         7.0    $         7.1    $         6.9    $         6.8    $         6.6
  Average investments                  $         7.6    $         7.6    $         7.3    $         7.3    $         7.1
  Investment yield                               5.4%             5.4%             5.5%             5.4%             5.5%
  Tax equivalent yield                           8.3%             8.3%             8.5%             8.3%             8.4%
Total debt                             $        45.4    $        39.1    $        38.8    $        38.7    $        38.4
Shareholder's equity                   $         8.8    $         9.0    $         8.6    $         8.1    $         7.9
Return on average total
  shareholder's equity (C)                      33.4%            32.7%            32.1%            31.7%            31.3%
Return on average total assets (D)               3.5%             3.5%             3.4%             3.4%             3.4%

(A) Cards-in-force include proprietary cards and cards issued under network partnership agreements both within and outside the United States. Average discount rate, average basic cardmember spending and average fee per card are computed from proprietary card activities only.

(B)   Computed from information provided herein.

(C) Computed on a trailing 12-month basis using total shareholder's equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(D) Computed on a trailing 12-month basis using total assets as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)
                            TRAVEL RELATED SERVICES
                 SELECTED STATISTICAL INFORMATION (CONTINUED)
                                  (Unaudited)

(Billions, except percentages and where indicated)

                                                                      Quarters Ended
                                       ---------------------------------------------------------------------------------
                                       December 31,     September 30,      June 30,         March 31,      December 31,
                                           2004              2004            2004              2004            2003
                                       -------------    -------------    -------------    -------------    -------------
Worldwide charge card receivables:
  Total receivables                    $        31.1    $        28.6    $        28.4    $        27.9    $        28.4
  90 days past due as a % of total               1.8%             1.8%             1.9%             2.0%             1.9%
  Loss reserves (millions)             $         806    $         847    $         864    $         896    $         916
    % of receivables                             2.6%             3.0%             3.0%             3.2%             3.2%
    % of 90 days past due                        146%             160%             163%             164%             171%
  Net loss ratio as a % of charge
    volume                                      0.25%            0.26%            0.25%            0.26%            0.27%

Worldwide lending - owned basis:
  Total loans                          $        26.9    $        25.2    $        26.4    $        24.5    $        25.8
  Past due loans as a % of total:
    30-89 days                                   1.5%             1.6%             1.5%             1.7%             1.6%
    90+ days                                     0.9%             0.9%             1.0%             1.1%             1.1%
  Loss reserves (millions):
    Beginning balance                  $       1,008    $       1,030    $         994    $         998    $         938
      Provision                                  272              205              282              257              304
      Net charge-offs                           (254)            (255)            (267)            (264)            (275)
      Other                                      (54)              28               21                3               31
                                       -------------    -------------    -------------    -------------    -------------
    Ending balance                     $         972    $       1,008    $       1,030    $         994    $         998
                                       =============    =============    =============    =============    =============
    % of loans                                   3.6%             4.0%             3.9%             4.1%             3.9%
    % of past due                                151%             159%             154%             145%             146%
  Average loans                        $        26.2    $        26.2    $        25.9    $        25.1    $        23.8
  Net write-off rate                             3.9%             3.9%             4.1%             4.2%             4.6%
  Net interest yield                             9.3%             9.3%             9.4%             9.4%             9.6%

Worldwide lending - managed basis:
  Total loans                          $        47.2    $        45.6    $        45.1    $        44.8    $        45.3
  Past due loans as a % of total:
    30-89 days                                   1.5%             1.6%             1.5%             1.7%             1.6%
    90+ days                                     0.9%             0.9%             1.0%             1.0%             1.1%
  Loss reserves (millions):
    Beginning balance                  $       1,537    $       1,535    $       1,570    $       1,541    $       1,519
      Provision                                  463              437              486              545              511
      Net charge-offs                           (471)            (463)            (504)            (519)            (520)
      Other                                      (54)              28              (17)               3               31
                                       -------------    -------------    -------------    -------------    -------------
    Ending balance                     $       1,475    $       1,537    $       1,535    $       1,570    $       1,541
                                       =============    =============    =============    =============    =============
    % of loans                                   3.1%             3.4%             3.4%             3.5%             3.4%
    % of past due                                129%             132%             136%             128%             127%
  Average loans                        $        46.5    $        45.3    $        44.9    $        44.8    $        43.3
  Net write-off rate                             4.1%             4.1%             4.5%             4.6%             4.8%
  Net interest yield                             8.5%             8.6%             8.6%             8.7%             8.7%

(Preliminary)
                      AMERICAN EXPRESS FINANCIAL ADVISORS
                             STATEMENTS OF INCOME
                                  (Unaudited)
(Millions)

                                                               Quarters Ended
                                                                 December 31,
                                                             -------------------       Percentage
                                                               2004       2003          Inc/(Dec)
                                                             --------   --------       ----------
Revenues:
  Net investment income                                      $    635   $    599              6.0%
  Investment management and service fees                          463        415             11.4
  Distribution fees                                               327        314              3.9
  Variable life insurance and variable annuity charges*           113        107              7.0
  Life and health insurance premiums                               91         94             (2.5)
  Property-casualty insurance premiums                            114        100             15.4
  Other                                                           113         81             36.5
                                                             --------   --------
    Total revenues                                              1,856      1,710              8.5
                                                             --------   --------

Expenses:
  Provision for losses and benefits:
    Interest credited on annuities
      and universal life-type contracts                           286        306             (6.7)
    Benefits on insurance and annuities                           124        113             10.2
    Interest credited on investment certificates                   86         55             54.0
    Losses and expenses on property-casualty insurance             89         81             11.4
                                                             --------   --------
      Total                                                       585        555              5.5
  Human resources - Field                                         339        295             14.6
  Human resources - Non-field                                     253        206             22.4
  Amortization of deferred acquisition costs                      116        102             13.6
  Other                                                           315        304              3.8
                                                             --------   --------
    Total expenses                                              1,608      1,462              9.9
                                                             --------   --------
Pretax income before accounting change                            248        248              0.5
Income tax provision                                               30         53            (42.8)
                                                             --------   --------
Income before accounting change                                   218        195             12.1
Cumulative effect of accounting change, net of tax                  -        (13)(B)           #
                                                             --------   --------
Net income                                                   $    218   $    182             20.2
                                                             ========   ========

                                                                 Years Ended
                                                                December 31,
                                                             -------------------           Percentage
                                                               2004           2003          Inc/(Dec)
                                                             --------       --------       ----------
Revenues:
  Net investment income                                      $  2,375       $  2,279             4.2%
  Investment management and service fees                        1,732          1,336            29.6
  Distribution fees                                             1,298          1,092            18.8
  Variable life insurance and variable annuity charges*           444            424             4.9
  Life and health insurance premiums                              356            351             1.5
  Property-casualty insurance premiums                            422            326            29.6
  Other                                                           408            334            21.8
                                                             --------       --------
    Total revenues                                              7,035          6,142            14.5
                                                             --------       --------

Expenses:
  Provision for losses and benefits:
    Interest credited on annuities
      and universal life-type contracts                         1,128          1,224            (7.9)
    Benefits on insurance and annuities                           459            440             4.6
    Interest credited on investment certificates                  224            201            11.4
    Losses and expenses on property-casualty insurance            327            257            27.3
                                                             --------       --------
      Total                                                     2,138          2,122             0.8
  Human resources - Field                                       1,332          1,067            24.8
  Human resources - Non-field                                     919            729            26.2
  Amortization of deferred acquisition costs                      405            476           (14.9)
  Other                                                         1,155            889            29.8
                                                             --------       --------
    Total expenses                                              5,949          5,283            12.6
                                                             --------       --------
Pretax income before accounting change                          1,086            859            26.5
Income tax provision                                              280            177            58.8
                                                             --------       --------
Income before accounting change                                   806            682            18.1
Cumulative effect of accounting change, net of tax                (71)(A)        (13)(B)          #
                                                             --------       --------
Net income                                                   $    735       $    669             9.9
                                                             ========       ========

Certain prior period amounts have been reclassified to conform to current year presentation.

# - Denotes a variance of more than 100%.

* - Variable life insurance and variable annuity charges include variable universal life and universal life insurance charges.

(A) Reflects a $109 million non-cash pretax charge ($71 million after-tax) related to the January 1, 2004 adoption of SOP 03-1.

(B) Reflects a $20 million non-cash pretax charge ($13 million after-tax) related to the December 31, 2003 adoption of FIN 46, as revised.

(Preliminary)
                      AMERICAN EXPRESS FINANCIAL ADVISORS
                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)

(Millions, except percentages and where indicated)

                                                                  Quarters Ended
                                                                   December 31,
                                                             ------------------------     Percentage
                                                                2004          2003         Inc/(Dec)
                                                             ----------    ----------     ----------
Investments (billions) (A)                                   $     44.9    $     42.1            6.7%
Client contract reserves (billions)                          $     44.3    $     41.2            7.6%
Shareholder's equity (billions)                              $      6.4    $      7.1           (8.9)%
Return on average total shareholder's equity
  before accounting change (B)                                     11.8%         10.4%
Return on average total shareholder's equity (B)                   10.8%         10.2%

Life insurance inforce (billions)                            $    145.8    $    131.4           10.9%
Assets owned, managed or
  administered (billions):
    Assets managed for institutions                          $    139.3    $    116.4 (C)       19.7%
    Assets owned, managed or administered
      for individuals:
      Owned assets:
        Separate account assets                                    35.9          30.8           16.5
        Other owned assets                                         61.2          53.8 (D)       13.9
                                                             ----------    ----------
          Total owned assets                                       97.1          84.6           14.9
      Managed assets                                              117.5         110.2            6.6
      Administered assets                                          58.8          54.1            8.6
                                                             ----------    ----------
        Total                                                $    412.7    $    365.3           13.0
                                                             ==========    ==========

Market appreciation (depreciation) and foreign
 currency translation during the period:
  Owned assets:
    Separate account assets                                  $    2,920    $    2,752            6.1%
    Other owned assets                                       $       56    $     (275)            #
  Managed assets                                             $   17,956    $   15,767           13.9

Cash sales:
  Mutual funds                                               $    8,680    $    9,096           (4.6)%
  Annuities                                                       1,835         1,683            9.0
  Investment certificates                                         2,586         1,520           70.1
  Life and other insurance products                                 229           212            7.9
  Institutional                                                   1,763           939           87.8
  Other                                                           1,078           978           10.2
                                                             ----------    ----------
Total cash sales                                             $   16,171    $   14,428           12.1
                                                             ==========    ==========

Number of financial advisors                                     12,344        12,121            1.8%
Fees from financial plans and advice services                $     38.2    $     20.6           85.5%
Percentage of total sales from financial plans
  and advice services                                              75.9%         74.6%

                                                                   Years Ended
                                                                   December 31,
                                                             ------------------------     Percentage
                                                                2004          2003         Inc/(Dec)
                                                             ----------    ----------     ----------
Investments (billions) (A)                                   $     44.9    $     42.1            6.7%
Client contract reserves (billions)                          $     44.3    $     41.2            7.6%
Shareholder's equity (billions)                              $      6.4    $      7.1           (8.9)%
Return on average total shareholder's equity
  before accounting change (B)                                     11.8%         10.4%
Return on average total shareholder's equity (B)                   10.8%         10.2%

Life insurance inforce (billions)                            $    145.8    $    131.4           10.9%
Assets owned, managed or
  administered (billions):
    Assets managed for institutions                          $    139.3    $    116.4 (C)       19.7%
    Assets owned, managed or administered
      for individuals:
      Owned assets:
        Separate account assets                                    35.9          30.8           16.5
        Other owned assets                                         61.2          53.8 (D)       13.9
                                                             ----------    ----------
          Total owned assets                                       97.1          84.6           14.9
      Managed assets                                              117.5         110.2            6.6
      Administered assets                                          58.8          54.1            8.6
                                                             ----------    ----------
        Total                                                $    412.7    $    365.3           13.0
                                                             ==========    ==========
Market appreciation (depreciation) and foreign
 currency translation during the period:
  Owned assets:
    Separate account assets                                  $    3,198    $    5,514          (42.0)%
    Other owned assets                                       $       45    $     (244)            #
  Managed assets                                             $   23,447    $   26,213          (10.6)

Cash sales:
  Mutual funds                                               $   35,025    $   30,407           15.2%
  Annuities                                                       7,820         8,335           (6.2)
  Investment certificates                                         7,141         5,736           24.5
  Life and other insurance products                                 907           760           19.4
  Institutional                                                   7,683         3,033             #
  Other                                                           4,477         5,787          (22.6)
                                                             ----------    ----------
Total cash sales                                             $   63,053    $   54,058           16.6
                                                             ==========    ==========

Number of financial advisors                                     12,344        12,121            1.8%
Fees from financial plans and advice services                $    138.8    $    120.7           15.0%
Percentage of total sales from financial plans
  and advice services                                              75.3%         74.8%

# - Denotes a variance of more than 100%.

(A)  Excludes cash, derivatives, short-term and other investments.

(B) Computed on a trailing 12-month basis using total shareholder's equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(C) As a result of AEFA's December 31, 2003 adoption of FIN 46, as revised, managed assets decreased by $3.8 billion.

(D) As a result of AEFA's December 31, 2003 adoption of FIN 46, as revised, $0.5 billion of additional assets were consolidated.

(Preliminary)
                      AMERICAN EXPRESS FINANCIAL ADVISORS
                             STATEMENTS OF INCOME
                                  (Unaudited)
(Millions)

                                                                               Quarters Ended
                                                ---------------------------------------------------------------------------
                                                December 31,   September 30,     June 30,       March 31,      December 31,
                                                    2004           2004            2004           2004             2003
                                                ------------   -------------   ------------   ------------     ------------
Revenues:
  Net investment income                         $        635   $         581   $        603   $        556     $        599
  Investment management and service fees                 463             429            411            429              415
  Distribution fees                                      327             304            315            352              314
  Variable life insurance and
    variable annuity charges*                            113             111            111            109              107
  Life and health insurance premiums                      91              91             88             86               94
  Property-casualty insurance premiums                   114             109            103             96              100
  Other                                                  113              89            106            100               81
                                                ------------   -------------   ------------   ------------     ------------
    Total revenues                                     1,856           1,714          1,737          1,728            1,710
                                                ------------   -------------   ------------   ------------     ------------

Expenses:
  Provision for losses and benefits:
    Interest credited on annuities
      and universal life-type contracts                  286             279            280            283              306
    Benefits on insurance and annuities                  124             112            124             99              113
    Interest credited on investment
      certificates                                        86              45             48             45               55
    Losses and expenses on
      property-casualty insurance                         89              84             80             74               81
                                                ------------   -------------   ------------   ------------     ------------
      Total                                              585             520            532            501              555
  Human resources - Field                                339             312            333            348              295
  Human resources - Non-field                            253             235            210            221              206
  Amortization of deferred acquisition
    costs                                                116             100            125             64              102
  Other                                                  315             290            273            277              304
                                                ------------   -------------   ------------   ------------     ------------
    Total expenses                                     1,608           1,457          1,473          1,411            1,462
                                                ------------   -------------   ------------   ------------     ------------
Pretax income before accounting change                   248             257            264            317              248
Income tax provision                                      30              71             90             89               53
                                                ------------   -------------   ------------   ------------     ------------
Income before accounting change                          218             186            174            228              195
Cumulative effect of accounting change,
  net of tax                                               -               -              -            (71)(A)          (13)(B)
                                                ------------   -------------   ------------   ------------     ------------
Net income                                      $        218   $         186   $        174   $        157     $        182
                                                ============   =============   ============   ============     ============

Certain prior period amounts have been reclassified to conform to current year presentation.

* - Variable life insurance and variable annuity charges include variable universal life and universal life insurance charges.

(A) Reflects a $109 million non-cash pretax charge ($71 million after-tax) related to the January 1, 2004 adoption of SOP 03-1.

(B) Reflects a $20 million non-cash pretax charge ($13 million after-tax) related to the December 31, 2003 adoption of FIN 46, as revised.

(Preliminary)
                      AMERICAN EXPRESS FINANCIAL ADVISORS
                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)
(Millions, except percentages and where indicated)

                                                                                   Quarters Ended
                                                  ----------------------------------------------------------------------------
                                                  December 31,    September 30,       June 30,       March 31,    December 31,
                                                      2004             2004             2004           2004           2003
                                                  ------------    -------------     -----------    ------------   ------------
Investments (billions) (A)                        $       44.9    $        43.1     $     41.8     $      43.4    $      42.1
Client contract reserves (billions)               $       44.3    $        42.9     $     41.9     $      41.6    $      41.2
Shareholder's equity (billions)                   $        6.4    $         6.9     $      6.3     $       7.4    $       7.1
Return on average total shareholder's equity
  before accounting change (B)                            11.8%            11.4%          11.7%           11.5%          10.4%
Return on average total shareholder's equity (B)          10.8%            10.1%          10.5%           10.2%          10.2%

Life insurance inforce (billions)                 $      145.8    $       142.5     $    139.1     $     135.0    $     131.4
Assets owned, managed or
  administered (billions):
    Assets managed for institutions               $      139.3    $       127.4     $    125.5     $     123.4    $     116.4 (C)
    Assets owned, managed or administered
      for individuals:
      Owned assets:
        Separate account assets                           35.9             32.4           32.9            32.4           30.8
        Other owned assets                                61.2             59.6           57.9            58.9           53.8 (D)
                                                  ------------    -------------     -----------    ------------   ------------
          Total owned assets                              97.1             92.0           90.8            91.3           84.6
      Managed assets                                     117.5            108.6          108.8           109.3          110.2
      Administered assets                                 58.8             55.3           55.3            54.4           54.1
                                                  ------------    -------------     -----------    ------------   ------------
        Total                                     $      412.7    $       383.3     $    380.4     $     378.4    $     365.3
                                                  ============    =============     ===========    ============   ============
Market appreciation (depreciation) and foreign
 currency translation during the period:
  Owned assets:
    Separate account assets                       $      2,920    $        (377)    $     (101)    $       756    $     2,752
    Other owned assets                            $         56    $         752     $   (1,476)    $       713    $      (275)
  Managed assets                                  $     17,956    $        (194)    $      232     $     5,453    $    15,767

Cash sales:
  Mutual funds                                    $      8,680    $       8,066     $    8,480     $     9,799    $     9,096
  Annuities                                              1,835            1,887          1,912           2,186          1,683
  Investment certificates                                2,586            1,786          1,445           1,324          1,520
  Life and other insurance products                        229              239            221             218            212
  Institutional                                          1,763            1,664          2,841           1,415            939
  Other                                                  1,078              991          1,116           1,292            978
                                                  ------------    -------------     ------------   ------------   ------------
Total cash sales                                  $     16,171    $      14,633     $   16,015     $    16,234    $    14,428
                                                  ============    =============     ============   ============   ============

Number of financial advisors                            12,344           12,071         11,943          12,070         12,121
Fees from financial plans and advice services     $       38.2    $        28.1     $     39.3     $      33.2    $      20.6
Percentage of total sales from financial plans
  and advice services                                     75.9%            75.4%          74.6%           75.3%          74.6%

(A)  Excludes cash, derivatives, short-term and other investments.

(B) Computed on a trailing 12-month basis using total shareholder's equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(C) As a result of AEFA's December 31, 2003 adoption of FIN 46, as revised, managed assets decreased by $3.8 billion.

(D) As a result of AEFA's December 31, 2003 adoption of FIN 46, as revised, $0.5 billion of additional assets were consolidated.

(Preliminary)
                         AMERICAN EXPRESS BANK
                          STATEMENTS OF INCOME
                               (Unaudited)
(Millions)

                                                   Quarters Ended                             Years Ended
                                                     December 31,                             December 31,
                                               -----------------------   Percentage    -----------------------    Percentage
                                                  2004         2003       Inc/(Dec)       2004         2003        Inc/(Dec)
                                               ----------   ----------   ----------    ----------   ----------    ----------
Net revenues:
  Interest income                              $      145   $      139          4.8%   $      542   $      575          (5.8)%
  Interest expense                                     67           57         16.2           227          226           0.1
                                               ----------   ----------                 ----------   ----------
    Net interest income                                78           82         (3.3)          315          349          (9.5)
  Commissions and fees                                 74           68          6.8           283          238          18.6
  Foreign exchange income and other revenues           55           55          0.5           227          214           6.0
                                               ----------   ----------                 ----------   ----------
    Total net revenues                                207          205          1.1           825          801           3.0
                                               ----------   ----------                 ----------   ----------

Expenses:
  Human resources                                      81           75          8.1           298          271          10.0
  Other operating expenses                             76           67         13.3           300          279           7.7
  Provision for losses                                  8           21        (59.8)           37          102         (63.9)
  Restructuring charges                                35            -           #             44           (2)           #
                                               ----------   ----------                 ----------   ----------
    Total expenses                                    200          163         23.0           679          650           4.4
                                               ----------   ----------                 ----------   ----------
Pretax income                                           7           42        (83.6)          146          151          (3.1)
Income tax provision                                    1           13        (93.3)           50           49           3.2
                                               ----------   ----------                 ----------   ----------
Net income                                     $        6   $       29        (79.1)   $       96   $      102          (6.1)
                                               ==========   ==========                 ==========   ==========

Certain prior period amounts have been reclassified to conform to current year presentation.

# - Denotes a variance of more than 100%.

(Preliminary)
                             AMERICAN EXPRESS BANK
                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)

(Billions, except percentages and where indicated)

                                                      Quarters Ended                              Years Ended
                                                        December 31,                              December 31,
                                                   --------------------      Percentage      ---------------------     Percentage
                                                     2004         2003        Inc/(Dec)        2004         2003       Inc/(Dec)
                                                   --------     --------     ----------      --------     --------     ----------
Total shareholder's equity (millions)              $    924     $    949           (2.6)%    $    924     $    949           (2.6)%
Return on average total shareholder's equity (A)       10.0%        10.8%                        10.0%        10.8%
Return on average total assets (B)                     0.70%        0.74%                        0.70%        0.74%
Total loans                                        $    6.9     $    6.5            6.2%     $    6.9     $    6.5            6.2%

Non-Consumer Financial Services (CFS) loans:
Total Non-CFS loans (C)                            $    5.5     $    5.1            7.9%     $    5.5     $    5.1            7.9%

Non-CFS loan loss reserves (millions):
  Beginning balance                                $     57     $     61           (6.3)%    $     59     $     92          (37.1)%
    Provision                                             1            -             #              5            9          (39.0)
    Net charge-offs                                       -           (2)            #             (9)         (39)         (75.4)
    Other                                                 -            -              -             3           (3)            #
                                                   --------     --------                     --------     --------
  Ending balance                                   $     58     $     59           (0.8)     $     58     $     59           (0.8)
                                                   ========     ========                     ========     ========
    % of Non-CFS loans                                  1.0%         1.1%                         1.0%         1.1%
  Total non-performing loans (millions)            $     37     $     78          (52.3)%    $     37     $     78          (52.3)%

CFS loans:
Total CFS Loans (D)                                $    1.4     $    1.4           (0.4)%    $    1.4     $    1.4           (0.4)%
  Past due as a % of total CFS loans:
    30-89 days past due                                 3.8%         5.6%                         3.8%         5.6%
    90+ days past due                                   0.7%         1.0%                         0.7%         1.0%

CFS loan loss reserves (millions):
  Beginning balance                                $     39     $     56          (30.7)%    $     54     $     59           (7.3)%
    Provision                                             7           21          (65.4)           33           93          (64.0)
    Net charge-offs                                     (10)         (23)         (55.7)          (50)         (99)         (47.9)
    Other                                                 1            -             #              -            1             #
                                                   --------     --------                     --------     --------
  Ending balance                                   $     37     $     54          (31.3)     $     37     $     54          (31.3)
                                                   ========     ========                     ========     ========
    % of CFS loans                                      2.7%         4.0%                         2.7%         4.0%
    % of 30 days past due CFS loans                      61%          60%                          61%          60%
  Net write-off rate                                    3.0%         6.6%                         3.8%         6.8%

Deposits                                           $   10.4     $   10.8           (3.1)%    $   10.4     $   10.8           (3.1)%
Assets owned, managed (E) / administered:
  Owned                                            $   13.4     $   14.2           (6.0)     $   13.4     $   14.2           (6.0)
  Managed (E) / administered                           19.2         16.2           18.9          19.2         16.2           18.9
                                                   --------     --------                     --------     --------
    Total                                          $   32.6     $   30.4            7.1      $   32.6     $   30.4            7.1
                                                   ========     ========                     ========     ========

Assets of non-consolidated joint ventures (F)      $    1.8     $    1.7            4.0%     $    1.8     $    1.7            4.0%
Risk-based capital ratios (G):
  Tier 1                                               11.0%        11.4%                        11.0%        11.4%
  Total                                                10.1%        11.3%                        10.1%        11.3%
Leverage ratio                                          5.8%         5.5%                         5.8%         5.5%

# - Denotes a variance of more than 100%.

(A) Computed on a trailing 12-month basis using total shareholder's equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(B) Computed on a trailing 12-month basis using total assets as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(C) Loans other than certain smaller-balance consumer loans (including loans impaired under Statement of Financial Accounting Standards No. 114, "Accounting by Creditors for Impairment of a Loan"), are placed on non-performing status when payments of principal or interest are 90 days past due or if, in management's opinion, the borrower is unlikely to meet its contractual obligations. When loans are placed on non-performing status, all previously accrued but unpaid interest is reversed against current interest income. Cash receipts of interest on non-performing loans are recognized either as interest income or as a reduction of principal, based on management's judgment as to the ultimate collectibility of principal. Generally, a non-performing loan may be returned to performing status when all contractual amounts due are reasonably assured of repayment within a reasonable period and the borrower shows sustained repayment performance, in accordance with the contractual terms of the loan or when the loan has become well-secured and is in the process of collection.

(D) For smaller-balance consumer loans included in CFS loans, management establishes reserves it believes to be adequate to absorb credit losses inherent in the portfolio. Generally, these loans are written off in full when an impairment is determined or when the loan becomes 120 or 180 days past due, depending on loan type.

(E)  Includes assets managed by American Express Financial Advisors.

(F) Excludes American Express International Deposit Company's total assets (which are 100% consolidated at AEFA) for each period presented (and which totaled $5.9 billion at December 31, 2004).

(G)  Based on legal entity financial information.

(Preliminary)
                             AMERICAN EXPRESS BANK
                             STATEMENTS OF INCOME
                                  (Unaudited)
(Millions)

                                                                              Quarters Ended
                                               -----------------------------------------------------------------------------
                                               December 31,    September 30,     June 30,        March 31,     December 31,
                                                   2004             2004           2004             2004           2003
                                               -------------   -------------   -------------   -------------   -------------
Net revenues:
  Interest income                              $         145   $         132   $         131   $         134   $         139
  Interest expense                                        67              56              51              53              57
                                               -------------   -------------   -------------   -------------   -------------
    Net interest income                                   78              76              80              81              82
  Commissions and fees                                    74              69              70              70              68
  Foreign exchange income and other revenues              55              60              53              59              55
                                               -------------   -------------   -------------   -------------   -------------
    Total net revenues                                   207             205             203             210             205
                                               -------------   -------------   -------------   -------------   -------------

Expenses:
  Human resources                                         81              71              71              75              75
  Other operating expenses                                76              74              78              72              67
  Provision for losses                                     8              11              12               6              21
  Restructuring charges                                   35               -               -               9               -
                                               -------------   -------------   -------------   -------------   -------------
    Total expenses                                       200             156             161             162             163
                                               -------------   -------------   -------------   -------------   -------------
Pretax income                                              7              49              42              48              42
Income tax provision                                       1              17              14              18              13
                                               -------------   -------------   -------------   -------------   -------------
Net income                                     $           6   $          32   $          28   $          30   $          29
                                               =============   =============   =============   =============   =============

Certain prior period amounts have been reclassified to conform to current year presentation.

(Preliminary)
                             AMERICAN EXPRESS BANK
                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)
(Billions, except percentages and where indicated)

                                                                              Quarters Ended
                                           -------------------------------------------------------------------------------------
                                           December 31,      September 30,       June 30,          March 31,       December 31,
                                               2004              2004              2004              2004              2003
                                           -------------     -------------     -------------     -------------     -------------
Total shareholder's equity (millions)      $         924     $         931     $         953     $         992     $         949
Return on average total shareholder's
  equity (A)                                        10.0%             12.4%             11.9%             11.9%             10.8%
Return on average total assets (B)                  0.70%             0.85%             0.81%             0.81%             0.74%
Total loans                                $         6.9     $         6.4     $         6.5     $         6.4     $         6.5

Non-Consumer Financial Services
  (CFS) loans:
Total Non-CFS loans (C)                    $         5.5     $         5.1     $         5.2     $         5.1     $         5.1

Non-CFS loan loss reserves (millions):
  Beginning balance                        $          57     $          62     $          61     $          59     $          61
    Provision                                          1                 2                 2                 -                 -
    Net charge-offs                                    -                (6)               (5)                2                (2)
    Other                                              -                (1)                4                 -                 -
                                           -------------     -------------     -------------     -------------     -------------
  Ending balance                           $          58     $          57     $          62     $          61     $          59
                                           =============     =============     =============     =============     =============
    % of Non-CFS loans                               1.0%              1.1%              1.2%              1.2%              1.1%
  Total non-performing loans (millions)    $          37     $          32     $          50     $          69     $          78

CFS loans:
Total CFS Loans (D)                        $         1.4     $         1.3     $         1.3     $         1.3     $         1.4
  Past due as a % of total CFS loans:
    30-89 days past due                              3.8%              4.3%              4.6%              4.6%              5.6%
    90+ days past due                                0.7%              0.8%              0.9%              0.9%              1.0%

CFS loan loss reserves (millions):
  Beginning balance                        $          39     $          41     $          45     $          54     $          56
    Provision                                          7                 9                10                 7                21
    Net charge-offs                                  (10)              (11)              (13)              (16)              (23)
    Other                                              1                 -                (1)                -                 -
                                           -------------     -------------     -------------     -------------     -------------
  Ending balance                           $          37     $          39     $          41     $          45     $          54
                                           =============     =============     =============     =============     =============
    % of CFS loans                                   2.7%              2.9%              3.1%              3.4%              4.0%
    % of 30 days past due CFS loans                   61%               57%               57%               62%               60%
  Net write-off rate                                 3.0%              3.6%              4.0%              4.9%              6.6%

Deposits                                   $        10.4     $        10.5     $        11.2     $        10.7     $        10.8
Assets owned, managed (E) / administered:
  Owned                                    $        13.4     $        13.4     $        14.1     $        13.8     $        14.2
  Managed (E) / administered                        19.2              17.6              16.9              16.8              16.2
                                           -------------     -------------     -------------     -------------     -------------
    Total                                  $        32.6     $        31.0     $        31.0     $        30.6     $        30.4
                                           =============     =============     =============     =============     =============

Assets of non-consolidated joint
  ventures (F)                             $         1.8     $         1.7     $         1.7     $         1.8     $         1.7
Risk-based capital ratios (G):
  Tier 1                                            11.0%             10.8%             12.0%             11.7%             11.4%
  Total                                             10.1%             10.6%             11.8%             11.5%             11.3%
Leverage ratio                                       5.8%              5.7%              5.9%              5.7%              5.5%

(A) Computed on a trailing 12-month basis using total shareholder's equity as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(B) Computed on a trailing 12-month basis using total assets as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(C) Loans other than certain smaller-balance consumer loans (including loans impaired under Statement of Financial Accounting Standards No. 114, "Accounting by Creditors for Impairment of a Loan"), are placed on non-performing status when payments of principal or interest are 90 days past due or if, in management's opinion, the borrower is unlikely to meet its contractual obligations. When loans are placed on non-performing status, all previously accrued but unpaid interest is reversed against current interest income. Cash receipts of interest on non-performing loans are recognized either as interest income or as a reduction of principal, based on management's judgment as to the ultimate collectibility of principal. Generally, a non-performing loan may be returned to performing status when all contractual amounts due are reasonably assured of repayment within a reasonable period and the borrower shows sustained repayment performance, in accordance with the contractual terms of the loan or when the loan has become well-secured and is in the process of collection.

(D) For smaller-balance consumer loans included in CFS loans, management establishes reserves it believes to be adequate to absorb credit losses inherent in the portfolio. Generally, these loans are written off in full when an impairment is determined or when the loan becomes 120 or 180 days past due, depending on loan type.

(E)  Includes assets managed by American Express Financial Advisors.

(F) Excludes American Express International Deposit Company's total assets (which are 100% consolidated at AEFA) for each period presented (and which totaled $5.9 billion at December 31, 2004).

(G)  Based on legal entity financial information.